UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________
FORM 8-K
__________________
CURRENT REPORT
Pursuant to Section 13 or Section 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 2, 2024
__________________
Abacus Life, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	001-39403 (Commission File Number)	85-1210472 (I.R.S. Employer Identification Number)
2101 Park Center Drive, Suite 200
Orlando, Florida 32835
(800) 561-4148
(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)
__________________
(Former name or former address, if changed since last report)
__________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbols	Name of each exchange on which registered
Common stock, par value $0.0001 per share	ABL	The NASDAQ Capital Market LLC
Warrants, each whole warrant exercisable for one share of common stock at an exercise price of $11.50 per share	ABLLW	The NASDAQ Capital Market LLC
9.875% Fixed Rate Senior Notes due 2028	ABLLL	The NASDAQ Capital Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
Emerging growth company    ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☒

Item 1.01 Entry Into a Material Definitive Agreement

The information contained in Item 2.01 of this Current Report is incorporated herein by reference..

Item 2.01 Completion of Acquisition or Disposition of Assets

On December 2, 2024 (the “Closing Date”), Abacus Life, Inc. (“Abacus” or the “Company”) completed the purchase (the “Transaction”) of all of the outstanding shares of Carlisle Management Company S.C.A., a corporate partnership limited by shares established under the laws of Luxembourg (“CMC”) and Carlisle Investment Group S.A.R.L., a private limited liability company incorporated under the laws of Luxembourg (“CIG,” and together with CMC, the “Companies”), pursuant to the terms of that certain Share Purchase Agreement (the “Share Purchase Agreement”), by and among Abacus, CMC, CIG, the sellers party thereto (the “Sellers”), and (solely with respect to certain provisions identified therein) Jose Esteban Casares Garcia, Manorhaven Holdings, LLC, Pacific Current Group Limited, certain equityholders of CMC Vehicle, LLC and Pillo Portsmouth Holding Company, LLC, a Delaware limited liability company, in its capacity as the Sellers’ Representative thereunder. The Companies are a Luxembourg based investment manager in the life settlement space. Capitalized terms not otherwise defined herein shall have the meanings ascribed to such terms in the Share Purchase Agreement.

The aggregate consideration paid to the Sellers in the Transaction consists of (a) 9,213,735 newly issued shares of Abacus common stock, par value $0.0001 per share (the “Stock Consideration”), and (b) $72,727,075 aggregate principal amount of the Company’s 9.875% Fixed Rate Senior Notes due 2028 (the “New Notes”). A portion of the Stock Consideration and the New Notes equal to 10% of the Base Purchase Price was placed in escrow for 18 months following the Closing Date to fund payments for the purchase price adjustment and certain post-closing indemnification obligations. The New Notes will have the same terms (except with respect to issue date and the date from which interest will accrue) as, will be fully fungible with and will be treated as a single series of debt securities as, the 9.875% Fixed Rate Senior Notes due 2028 the Company issued on November 10, 2023 and on February 15, 2024 (the “Existing Notes” and together with the New Notes, the “Notes”). The terms of the New Notes are governed by a senior debt securities indenture, dated as of November 10, 2023 (the “Base Indenture”), as supplemented by a first supplemental indenture, dated as of November 10, 2023 (the “First Supplemental Indenture,”) and a second supplemental indenture, dated as of December 2, 2024 (the “Second Supplemental Indenture,” and together with the Base Indenture and the First Supplemental Indenture, the “Indenture”), between the Company and U.S. Bank Trust Company, National Association, as trustee (the “Trustee”). The Existing Notes are listed and trade on the Nasdaq Capital Market LLC under the symbol “ABLLL” and the Company intends to apply to list the New Notes on the Nasdaq Capital Market LLC under the same symbol. The description of the New Notes contained in this Form 8-K is subject to, and qualified in its entirety by, the full text of the Base Indenture, the First Supplemental Indenture and the Second Supplemental Indenture filed as exhibits hereto and incorporated by reference herein.

On the Closing Date, each of the Seller stockholders have executed a Share Lockup and Standstill Agreement (the “Share Lockup and Standstill Agreement”) providing that each Seller stockholder will not (subject to certain customary exceptions) transfer such Seller’s Stock Consideration through July 3, 2025, and that each Seller stockholder will not transfer more than 15% of the Stock Consideration held on the Closing Date within any 30-day period. In addition, each Seller stockholder agreed, for 12 months following the Closing Date, not to initiate or participate in any acquisition of Abacus securities that would result in (i) such Seller and its affiliates and associates beneficially owning 10% or more of the Abacus’ voting securities or (ii) any group beneficially owning 20% or more of Abacus’ voting securities.

On the Closing Date, Abacus and the applicable Sellers also executed an Equity Registration Rights Agreement and a Notes Registration Rights Agreement providing certain registration rights in connection with the securities issued as consideration in the Transaction. Under the registration rights agreements, Abacus has agreed to register for resale, on behalf of the Sellers, the Stock Consideration and the New Notes. The Company also granted to the Sellers certain demand and piggyback registration rights.

The foregoing description of the Share Purchase Agreement, the Share Lock-Up and Standstill Agreement, the Notes Registration Rights Agreement and the Equity Registration Rights Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of these agreements, each of which is being filed as an Exhibit hereto and incorporated herein by reference.

Item 2.03    Creation of a Direct Financial Obligation

The information set forth in Item 2.01 is incorporated by reference into this Item 2.03.

Item 3.02 Unregistered Sales of Equity Securities

The information set forth in Item 2.01 of this Current Report is incorporated by reference in response to this Item 3.02. The issuance of the Stock Consideration to the Sellers was completed in reliance on the exemption from the registration requirements of the Securities Act provided by Section 4(a)(2) thereof as a transaction by an issuer not involving any public offering.

Item 7.01 Regulation FD Disclosure

On December 2, 2024, Abacus issued a press release announcing the completion of the Transaction. A copy of the press release is being furnished as Exhibit 99.1 to this Current Report and is incorporated by reference herein.

The information in this Item 7.01, including Exhibit 99.1, is being furnished and shall not be deemed “filed” with the U.S. Securities and Exchange Commission (the “SEC”) or otherwise incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

Item 9.01. Financial Statement and Exhibits

(a) Financial Statements of Business Acquired

The financial statements of Carlisle Management Company S.C.A. , as of December 31, 2023 and December 31, 2022, and for each of the fiscal years in the two-year period ended December 31, 2023, were previously filed with the SEC as part of the Abacus Life, Inc. Registration Statement on Form S-3 filed with the SEC on October 21, 2024 (the “Registration Statement”) and, pursuant to General Instruction B.3 of Form 8-K, are not required to be filed herewith.

The unaudited financial statements of Carlisle Management Company S.C.A., as of June 30, 2024, and for the six months ended June 30, 2024 and 2023, were previously filed with the SEC as part of the Registration Statement and, pursuant to General Instruction B.3 of Form 8-K, are not required to be filed herewith.

(b Pro Forma Financial Information
The unaudited pro forma financial information of Abacus Life, Inc. for the year ended December 31, 2023 and the nine months ended September 30, 2024 was previously filed with the SEC as part of the Prospectus Supplement of Abacus Life, Inc. dated November 21, 2024 to the Prospectus dated October 21, 2024, filed with the SEC on November 25, 2024 and, pursuant to General Instruction B.3 of Form 8-K, are not required to be filed herewith.
(d) Exhibits

Exhibit Number	Exhibit Description
2.1
Share Purchase Agreement, by and among Abacus Life, Inc., Carlisle Management Company S.C.A., Carlisle Investment Group S.A.R.L., the Sellers party thereto, Jose Eseteban Casares Garcia, Manorhaven Holdings, LLC, Pacific Current Group Limited, certain equityholders of CMC Vehicle, LLC and Pillo Portsmouth Holding Company, LLC, in its capacity as the Sellers’ Representative thereunder, dated as of July 18, 2024. (incorporated by reference to the Company’s current report on Form 8-K filed on July 18, 2024 as Exhibit 2.1).

4.1
Base Indenture, dated as of November 10, 2023, between the Company and U.S. Bank Trust Company, National Association, as Trustee (incorporated by reference to the Company’s current report on Form 8-K filed on November 10, 2023 as Exhibit 4.1).

4.2
First Supplemental Indenture, dated as of November 10, 2023, between the Company and U.S. Bank Trust Company, National Association, as Trustee, including the form of 9.875% Fixed Rate Senior Note due 2028 (incorporated by reference to the Company’s current report on Form 8-K filed on November 10, 2023 as Exhibit 4.2).

4.3	Second Supplemental Indenture, dated as of December 2, 2024, between the Company and U.S. Bank Trust Company, National Association, as Trustee, including the form of the New Notes.
10.1*	Share Lock-Up and Standstill Agreement, dated as of December 2, 2024, by and among the Company and the Stockholders party thereto.
10.2	Notes Registration Rights Agreement, dated as of December 2, 2024, by and among the Company and the Holders of the New Notes named therein.
10.3	Equity Registration Rights Agreement, dated as of December 2, 2024, by and among the Company and the Holders of the common stock of the Company named therein.
99.1	Press Release, dated December 2, 2024, announcing the completion of the Transaction.
104	Cover Page Interactive Data File (formatted as inline XBRL).

* Schedules, annexes and/or exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K.  The Company hereby undertakes to furnish supplemental copies of any of the omitted schedules, annexes and/or exhibits upon request by the SEC; provided, that the Company may request confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) for any schedules so furnished.
Forward Looking Statements

This Current Report on Form 8-K and certain of the materials furnished or filed herewith contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended, including, without limitation, statements regarding Abacus’ acquisition. The words “may,” “will,” “could,” “would,” “should,” “expect,” “plan,” “anticipate,” “intend,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “target” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Any forward-looking statements are based on management’s current expectations and beliefs and are subject to a number of risks, uncertainties and important factors that may cause actual events or results to differ materially from those expressed or implied by any forward-looking statements. These and other risks and uncertainties are described in greater detail in the section entitled “Risk Factors” in Abacus’ most recent annual report on Form 10-K, as amended, and quarterly reports on Form 10-Q filed with the SEC, as well as discussions of potential risks, uncertainties, and other important factors in Abacus’ other filings with the SEC. Any forward-looking statements represent Abacus’ views only as of the date hereof and should not be relied upon as representing its views as of any subsequent date. Abacus explicitly disclaims any obligation to update any forward-looking statements, except as required by law.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Abacus Life, Inc.
(Registrant)

Date: December 2, 2024	By:	/s/ Jay Jackson
	Name:	Jay Jackson
	Title:	Chief Executive Officer